UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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☐ Preliminary Proxy Statement
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☐ Definitive Proxy Statement
☒ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

Sanmina-SCI Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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M41707-P22268 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. SANMINA-SCI CORPORATION *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on March 12, 2012. SANMINA-SCI CORPORATION 2700 N FIRST STREET SAN JOSE, CA 95134 ATTN: PAIGE BOMBINO Meeting Information Meeting Type: Annual Meeting For holders as of: February 17, 2012 Date: March 12, 2012 Time: 11:00 AM PST Location: SANMINA-SCI CORPORATION 30 E. Plumeria Drive San Jose, CA 95134 See the reverse side of this notice to obtain proxy materials and voting instructions.

M41708-P22268 Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 29, 2012 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Before You Vote How to Access the Proxy Materials NOTICE AND PROXY STATEMENT FORM 10-K Proxy Materials Available to VIEW or RECEIVE: . XXXX XXXX XXXX . XXXX XXXX XXXX How To Vote Please Choose One of the Following Voting Methods . XXXX XXXX XXXX

Voting Items 2. To ratify the appointment of KPMG LLP as Sanmina-SCI Corporation's independent registered public accountants for the fiscal year ending September 29, 2012. 4. To hold an advisory (non-binding) vote on the compensation of Sanmina-SCI Corporation's named executive officers as disclosed in the proxy statement for the Annual Meeting. 3. To approve the reservation of 2,500,000 shares of common stock for issuance under the 2009 Incentive Plan of Sanmina-SCI Corporation. 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR the following proposals: 1a. Neil R. Bonke 1e. Mario M. Rosati 1b. John P. Goldsberry 1d. Jean Manas 1h. Jure Sola 1f. A. Eugene Sapp, Jr. 1g. Wayne Shortridge 1c. Joseph G. Licata, Jr. 1i. Jackie M. Ward 5. To hold an advisory (non-binding) vote on the frequency of future advisory (non-binding) votes on the compensation of Sanmina-SCI Corporation's named executive officers. In their discretion, upon such other matter or matters which may properly come before the meeting or any adjournment or postponement thereof. M41709-P22268 The Board of Directors recommends you vote EVERY ONE year on the following proposal: THIS PROXY WHEN EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL, EXCEPT IN THE CASE OF PROPOSAL FIVE, IN WHICH CASE THIS PROXY WILL BE VOTED FOR FUTURE STOCKHOLDER ADVISORY (NON-BINDING) VOTES ON THE COMPENSATION AWARDED TO SANMINA-SCI CORPORATION'S NAMED EXECUTIVE OFFICERS TO BE HELD EVERY ONE YEAR.